Exhibit 99.1

Tower Provides Information on Certain Investments and Hurricane Ike

Tower Announces Conference Call to Discuss Third Quarter 2008 Financial Results

NEW YORK--(BUSINESS WIRE)--Tower Group, Inc. (“Tower”; NASDAQ: TWGP) announced today information related to certain investments in light of recent events in the financial markets and initial loss estimates resulting from Hurricane Ike. The company does not expect the net effect of these items to have a material impact on its operating results for the third quarter of 2008.

The company expects to record an other-than-temporary impairment and take a non-cash charge to earnings during the third quarter of 2008 totaling $2.1 million, net of tax, for bonds issued by Lehman Brothers Holdings, Inc. Tower does not own any other Lehman securities.

During the third quarter of 2008, Tower recorded realized gains on investments of $2 million, net of tax, which includes $1.2 million, net of tax, on the sale of its investment in AgencyPort Insurance Services, Inc., a privately held company that provides web-based solutions for property and casualty insurers.

Tower owns $3 million of American International Group, AIG Global Funding (Secured) and International Lease Finance Corporation bonds at fair value on September 30, 2008 which reflects an unrealized loss of $1 million, net of tax. Tower is closely monitoring the credit situation of the issuers associated with AIG.

Tower does not own Fannie Mae and Freddie Mac preferred stock and does not own Washington Mutual, Inc. securities.

Tower estimates net catastrophe losses of $700,000, net of tax, resulting from claims associated with Hurricane Ike during the third quarter of 2008.

The complete financial results of the third quarter have not been finalized and the information provided today on investments and catastrophe losses is preliminary.

Third Quarter Earnings Release and Conference Call

Tower announced today that it plans to release its third quarter 2008 results on Thursday, November 6, 2008, prior to the market opening. Tower will also host a conference call and webcast to discuss these results on Thursday, November 6, 2008 at 10:00 a.m. ET. Michael Lee, President and Chief Executive Officer, and Frank Colalucci, Senior Vice President and Chief Financial Officer will lead the conference call.

This conference call will be broadcast live over the Internet. To access a listen-only webcast over the Internet, please visit the Investor Information section of Tower Group, Inc.’s website, www.twrgrp.com, or use this link: http://investor.twrgrp.com/events.cfm

Please access the website at least 15 minutes prior to the call to register and to download any necessary audio software. If you are unable to participate during the live conference call, a listen-only webcast will be archived in the Investor Information section of Tower Group, Inc.'s website at www.twrgrp.com.

About Tower

Tower offers property and casualty insurance products and services through its operating subsidiaries. Its insurance company subsidiaries offer insurance products to individuals and small to medium-sized businesses. Tower’s insurance services subsidiaries provide underwriting, claims and reinsurance brokerage services to other insurance companies.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release or any other written or oral statements made by or on behalf of Tower and CastlePoint Holdings, Ltd. (“CastlePoint”), with which Tower has entered into an Agreement and Plan of Merger dated as of August 4, 2008, may include forward-looking statements that reflect Tower’s and CastlePoint’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of CastlePoint, Tower, HIG, Inc. (“Hermitage”), which CastlePoint has agreed to acquire pursuant to a Stock Purchase Agreement dated as of August 27, 2008 and with respect to which Tower and CastlePoint have entered into a separate asset purchase agreement dated as of August 26, 2008 pursuant to which Tower has agreed to acquire certain operating assets of Hermitage from CastlePoint, and the combined companies to differ materially from those indicated in these statements. The following factors, among others, could cause or contribute to such material differences: the ability to obtain governmental approvals or rulings on or regarding the Hermitage transactions or the Tower-CastlePoint merger on the proposed terms and schedule; the failure of the shareholders of CastlePoint or the stockholders of Tower to approve the Tower-CastlePoint merger; the failure to satisfy the closing conditions to the Hermitage acquisition or the Tower-CastlePoint merger; the risk that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that the revenue opportunities, cost savings and other anticipated synergies from the Hermitage acquisition or the Tower-CastlePoint merger may not be fully realized or may take longer to realize than expected; disruption from the Hermitage acquisition or the Tower-CastlePoint merger making it difficult to maintain relationships with customers, employees, brokers and managing general agents; the risk that the U.S. or Bermuda tax authorities may view the tax treatment of the Hermitage acquisition or Tower-CastlePoint merger and/or the other transactions contemplated by the Hermitage stock purchase agreement or the Tower-CastlePoint merger agreement differently from CastlePoint and Tower’s tax advisors; costs relating to the transactions; ineffectiveness or obsolescence of the business strategy due to changes in current or future market conditions; increased competition on the basis of pricing, capacity, coverage terms or other factors; greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than the underwriting, reserving or investment practices of Hermitage, CastlePoint or Tower anticipate based on historical experience or industry data; the ability to obtain necessary governmental licenses; the ability to hire and retain executive officers and other key personnel; the effects of acts of terrorism or war; developments in the world's financial and capital markets that adversely affect the performance of Hermitage’s, CastlePoint’s and Tower’s investments; changes in regulations or laws applicable to Hermitage, CastlePoint, Tower and their respective subsidiaries, brokers or customers, including tax laws in Bermuda and the United States; acceptance of products and services, including new products and services; changes in the availability, cost or quality of reinsurance and failure of Hermitage’s, CastlePoint’s or Tower’s reinsurers to pay claims timely or at all; decreased demand for Hermitage’s, CastlePoint’s or Tower’s insurance or reinsurance products; the effects of mergers, acquisitions and divestitures in the insurance and reinsurance sectors; changes in rating agency policies or practices; changes in legal theories of liability under Hermitage’s, CastlePoint’s and Tower’s insurance policies or the policies that it reinsures; changes in accounting policies or practices; and changes in general economic conditions, including inflation and other factors. Forward-looking statements speak only as of the date on which they are made, and the assumptions underlying our pro forma projections and/or earnings guidance could prove incorrect due to, among other things, the foregoing factors, and neither CastlePoint nor Tower undertake any obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

Although the acquisition of Hermitage by CastlePoint and sale of Hermitage operating assets by CastlePoint to Tower is not subject to approval by either Tower or CastlePoint shareholders, information regarding the transaction will be included in the joint proxy statement/prospectus regarding the proposed Tower-CastlePoint merger.

Shareholders of Tower and CastlePoint are urged to read the joint proxy statement/prospectus regarding the proposed Tower-CastlePoint merger because it will contain important information. Tower and CastlePoint filed a preliminary joint proxy statement/prospectus with the Securities and Exchange Commission on September 30, 2008. A definitive joint proxy statement/prospectus is not yet available. Shareholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Tower and CastlePoint, without charge, at the Securities Exchange Commission’s Internet site (www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by accessing the companies’ websites:

http://www.twrgrp.com/ or http://www.castlepoint.bm/

Tower and CastlePoint, their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from the shareholders of Tower and/or CastlePoint in respect of the proposed Tower-CastlePoint merger. Information regarding Tower’s directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Tower on April 11, 2008, and information regarding CastlePoint’s directors and executive officers is available in it proxy statement filed with the Securities and Exchange Commission by CastlePoint on April 29, 2008. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus and will be contained in the definitive joint proxy statement/prospectus when it becomes available.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a joint proxy statement/prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For more information visit Tower's website at http://www.twrgrp.com/.

CONTACT:
Tower Group, Inc.
Thomas Song, 212-655-4789
Managing Vice President
tsong@twrgrp.com